UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 9, 2007

Date of report (Date of earliest event reported)

ConAgra Foods, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7275	47-0248710
(Commission File Number)	(IRS Employer Identification No.)

One ConAgra Drive
Omaha, NE	68102
(Address of Principal Executive Offices)	(Zip Code)

(402) 595-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On January 9, 2007, Mr. David Batchelder notified ConAgra Foods, Inc. (the “Company”) that, in order to pursue different responsibilities with Relational Investors LLC, of which he is a principal, he has decided to resign from the Board of Directors of the Company effective upon the conclusion of the next regular Board meeting, scheduled for February 8, 2007.

Item 7.01 Regulation FD Disclosure

On January 11, 2007, the Company will make a presentation to investors at a Shields and Company luncheon at 12 p.m. EST. The Company will confirm its previously announced guidance that fiscal 2007 diluted EPS, excluding items impacting comparability, are expected to be in the range of $1.28 - $1.33. This reflects the benefit from the earlier than expected completion of key divestitures and ongoing progress with cost savings, mix and trade spend effectiveness, as well as the benefit from share repurchases already completed. As previously stated, the Company is not planning for its Trading and Merchandising segment to repeat the exceptional performance it had in the third quarter of last year. The Company will also reconfirm its plan for increased marketing investment in the second half of fiscal 2007 and its longer-term expectation that sales will ramp to a 2% to 3% annual growth rate.

These are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current views and assumptions of future events and financial performance and are subject to uncertainty and changes in circumstances. The Company undertakes no responsibility to update these statements. Readers of this Form 8-K should understand that these statements are not guarantees of performance or results. Many factors could affect the Company’s actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements. These factors include, among other things, future economic circumstances, industry conditions, availability and prices of raw materials, product pricing, competitive environment and related market conditions, operating efficiencies, the Company’s ability to execute its operating and restructuring plans, access to capital, actions of governments and regulatory factors affecting the Company’s businesses and other risks described in the Company’s reports filed with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any forward-looking statements included in this release, which speak only as of the date made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA FOODS, INC.

Date: January 11, 2007	By: /s/ Colleen Batcheler
Name: Colleen Batcheler
Title: Vice President, Chief Securities Counsel and Corporate Secretary